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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 19, 1997


                          Moonlight International Corp.
               (Exact name of registrant as specified in charter)


   Delaware                           0-26070                    13-3859185
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                    File Number)                 Identification
Incorporation)                                                      Number)

       Mailing Address: 135 Irwin Street, Brooklyn, New York 11235
           One Evertrust Plaza, Jersey City, New Jersey          07302
              (Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code        718-646-4175



          (Former name or former address, if changed since last report)


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ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         The following information is furnished in accordance with Item 701 of Regulation S-B as to all equity securities of the registrant sold by the registrant that were not registered under the Securities Act of 1933 ("Act") in reliance upon Regulation S under the Act.

I.

A. TITLE AND AMOUNT OF SECURITIES SOLD AND THE DATE OF THE TRANSACTION - 700,000 shares of $.0001 par value common stock sold at $2.00 per share for gross proceeds of $1,400,000. Net proceeds were wired to Registrant on February 13, 1997 after deductions indicated in Item 9 C below with the Registrant thereafter, on February 19, 1997 instructing its transfer agent to issue the underlying shares of common stock.

B.       NAME OF THE PLACEMENT AGENT(S) IS - Rolcan Finance Ltd. London

C. CONSIDERATION RECEIVED - Total gross consideration of $1,400,000 was disbursed as follows: (a) introduction and consulting fees of $210,000,
         (b) repayment of various loans and indebtedness of $396,073, (c) partial payment of outstanding legal fees of $27,000, (d) escrow agent charges of $5,250 and (e) the balance of $761,677 being paid directly to Registrant..

D. PERSONS OR CLASSES OF PERSONS TO WHOM THE SECURITIES WERE SOLD AND EXEMPTION FROM REGISTRATION CLAIMED - Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o), which person(s) has warranted and represented in an Off-Shore Securities Subscription Agreement that he or it is eligible to utilize such exemptions as afforded to non-U.S. persons in accordance with aforesaid Regulation S under the Act.

II.

A. TITLE AND AMOUNT OF SECURITIES SOLD AND THE DATE OF THE TRANSACTION - 176,000 shares of $.0001 par value common stock sold at $1.75 per share for gross proceeds of $308,000. Net proceeds were received on October 28, 1996 in the form of a loan to the Company as indicated in II C below.

B.       NAME OF THE PLACEMENT AGENT(S) IS - None

C. CONSIDERATION RECEIVED - Total gross consideration of $308,000 was used to convert debt into equity in that the Registrant had received Sfr.300,000 in accordance with the terms and conditions of a secured promissory note and security agreement entered into on October 28, 1996, which agreement also required interest payments at the rate of 10% per annum. Accordingly, the aforesaid promissory note and related documents were cancelled


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         with the lender entering into an Off-Shore Securities Subscription
         Agreement on February 20, 1997 for the number of dollars then due pursuant to the aforesaid loan documents and in complete cancellation and full satisfaction of such loan documents. The Registrant, on February 20, 1997, instructed its transfer agent to issue the underlying shares of common stock in accordance with aforesaid Off-Shore Securities Subscription Agreement.

D. PERSONS OR CLASSES OF PERSONS TO WHOM THE SECURITIES WERE SOLD AND EXEMPTION FROM REGISTRATION CLAIMED - Non-U.S. persons eligible for utilization of Regulation S under the Act as not being a "U.S. person" as defined in Rule 902(o), which person(s) has warranted and represented in an Off-Shore Securities Subscription Agreement that he or it is eligible to utilize such exemptions as afforded to non-U.S. persons in accordance with aforesaid Regulation S under the Act.


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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MOONLIGHT INTERNATIONAL CORP.



Date  February 26, 1997                    By /s/   Werner Heim
                                              -----------------------------
                                              Werner Heim, President


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